CALTON, INC.
                                   FORM S-8

                                 EXHIBIT 23.01
                      CONSENT OF COOPERS & LYBRAND L.L.P.
                              DATED JUNE 5, 1996


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated January 12, 1996 on our audit of the financial statements of Calton, Inc.



/s/ Coopers & Lybrand L.L.P.



Princeton, New Jersey
June 5, 1996